EXHIBIT 10(h.1)

                           DUSA PHARMACEUTICALS, INC.

                                1996 OMNIBUS PLAN
                            (AS AMENDED MAY 1, 2003)

                               ARTICLE I - PURPOSE
                               -------------------

      This Omnibus Plan (the "Plan") is intended to promote the growth and general prosperity of DUSA Pharmaceuticals, Inc. (the "Company") and its shareholders by offering incentives to its key directors, employees and consultants of the Company who are primarily responsible for the growth of the Company and to attract and retain qualified directors, employees and consultants of the Company and thereby benefit its shareholders based on the growth of the Company.

                            ARTICLE II - DEFINITIONS
                            ------------------------

      Unless the context indicates otherwise, the following terms, when used in this Plan, shall have the meanings set forth in this Section:

      (a)  "Award"   shall  mean  grants   under  this  Plan  that  provide  the
participants with the right to purchase Common Stock or that are valued by reference to the Fair Market Value of the Common Stock.

      (b) "Board" shall mean the Board of Directors of the Company.

      (c) "Cause" shall mean deliberate, willful or gross misconduct.

      (d) A "Change of Control" shall be deemed to have taken place upon (i) the acquisition by a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of shares of the Company having 50% or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) shareholder approval of a transaction for the acquisition of the Company, or substantially all of its assets by another entity or for a merger, reorganization, consolidation or other business combination to which the Company is a part; or (iii) the election during any period of 24 months or less of 50% or more of the Directors of the Company where such Directors were not in office immediately prior to such period provided, however, that no "Change of Control" shall be deemed to have taken place if the Directors of the Company in office on the date of adoption of the Plan, or their successors in office nominated by such Directors, affirmatively approve a resolution to such effect.

      (e) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

      (f) "Committee" shall mean, collectively, the Board, or any Committee of two or more Non-Employee Directors, that may be designated by the Board to administer the Plan.

      (g) "Common Stock" shall mean all classes of stock, without par value, including convertible preferred, stock purchase warrants and all common stock equivalents.

      (h) "Consultant" shall mean any person who (i) is engaged to perform services for the Company or its Subsidiaries, other than as an Employee or Director, or (ii) has agreed to become a consultant within the meaning of clause
(i).

      (i) "Director" shall mean any member of the Board.

      (j) "Disability" shall mean inability to perform the services required hereunder due to mental or physical disability which continues for either (i) a total of 180 working days during any 12- month period or (ii) 150 consecutive working days.

      (k) "Employee" shall mean (i) any full-time employee of the Company or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Company or its Subsidiaries), or (ii) any person who has agreed to become an employee within the meaning of clause (i).

      (l) "Exchange Act" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time.

      (m) "Fair Market Value" of the Common Stock on a given date shall be based upon, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation).

      (n) "Grantee" shall mean a person granted an Award under the Plan.

      (o) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Common Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

      (p) "1933 Act" shall mean the Securities Act of 1933; as amended.

      (q) "Non-Employee Director" shall mean a non-employee director as defined in Exchange Act Rule 16b-3(b)(3)(i).

      (r) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Common Stock that is not an ISO.

      (s) "Options" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan. Each option is exercisable into one share of Common Stock of the Company.

      (t) "Parent" shall mean any parent corporation as defined in Section 424 of the Code.

      (u) "Performance Awards" shall mean grants under the Plan, payable in cash, Common Stock, other securities or other awards and shall confer on the holder there of the right to receive payments, upon the achievement of such performance goals during such performance periods as the Committee shall establish.

      (v) "Restricted Stock" shall mean Common Stock subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

      (w) "SAR" shall mean a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

      (x) "Subsidiary" shall mean (i) any corporation with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such Company, or (ii) any entity which the Committee reasonably expects to become a subsidiary within the meaning of clause
(i).


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

                          ARTICLE III - ADMINISTRATION
                          ----------------------------

      The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have full discretion and the exclusive power
(i) to select the Employees, Consultants and Directors who will participate in the Plan and to make Awards to such Employees, Consultants, and Directors, (ii) to determine the time at which such Awards shall be granted and any terms and conditions with respect to such Awards as shall not be inconsistent with the provisions of the Plan, and (iii) to resolve all questions relating to the administration of the Plan. The interpretation of and application by the Committee of any provision of the Plan shall be final and conclusive. The Committee may in its discretion establish such rules and guidelines relating to the Plan as it may deem desirable. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Committee shall keep minutes of its actions under the Plan.

             ARTICLE IV - SHARES OF COMMON STOCK SUBJECT TO THE PLAN
             -------------------------------------------------------

      Subject to the provisions of Article XV, the maximum number of shares with respect to which the Awards may be granted under the Plan shall not exceed twenty percent (20%) of the number of shares of Common Stock outstanding or a maximum of 2,753,328 shares. Any shares subject to an Award under the Plan, which Award for any reason expires or is terminated unexercised as to such shares, shall again be available for the grant of other Awards under the Plan provided, however, that forfeited Common Stock or other securities shall not be available for further Awards if the participant has realized any benefits of ownership from such Common Stock. Shares delivered upon exercise of the Awards, at the election of the Board of Directors of the Company, may be stock that is authorized but previously unissued or stock reacquired by the Company or both.

                             ARTICLE V - ELIGIBILITY
                             -----------------------

      The individuals who shall be eligible to participate in the Plan shall be Employees, Consultants and Directors of the Company. An Employee, Consultant or Director who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.

        ARTICLE VI - GRANTS OF STOCK OPTIONS TO EMPLOYEES AND CONSULTANTS
        -----------------------------------------------------------------

      The Committee may grant  Options,  as follows,  which may be designated as
(i) NQSOs or (ii) ISOs intended to qualify under Code Section 422:

      (a) NONQUALIFIED STOCK OPTIONS. A NQSO is a right to purchase a specified number of shares of Common Stock during such specified time as the Committee may determine, not to exceed ten (10) years, at a price determined by the Committee that, unless deemed otherwise by the Committee, is not less than the Fair Market Value of the Common Stock on the date the option is granted. NQSOs granted to Employees and Consultants shall vest at the rate of one quarter of the total granted on each of the first, second, third and fourth anniversaries of the day of the grant, subject to satisfaction of certain conditions involving continuous periods of service or engagement.

            (i) The purchase price of the Common Stock subject to the NQSO may be paid in cash. At the discretion of the Committee, the purchase price may also be paid by the tender of Common Stock or through a combination of Common Stock and cash or through such other means as the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Common Stock will be issued or accepted.

            (ii) Without limiting the foregoing, to the extent permitted by law (including relevant state law), (A) the Committee may agree to accept, as full or partial payment of the purchase price of Common Stock issued upon the exercise of the NQSO, a promissory note of the person exercising the NQSO evidencing the person's obligation to make future cash payments to the Company, which promissory note shall be payable as determined by the Company (but in no event later than five (5) years after the date thereof), shall be secured by a pledge of the shares of Common Stock purchased and shall bear interest at a rate established by the Committee and (B) the Committee may also permit the person exercising the NQSO, either on a selective or aggregate basis, to simultaneously exercise the NQSO and sell the shares of Common Stock acquired, pursuant to a brokerage or similar arrangement approved in advance by the Committee, and use the proceeds from sale as payment of the purchase price of such Common Stock.


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

      (b) INCENTIVE STOCK OPTIONS. An ISO is an Award in the form of an Option to purchase Common Stock that complies with the requirements of Code Section 422 or any successor section.

            (i) The aggregate Fair Market Value (determined at the time of the grant of the Award) of the shares of Common Stock subject to ISOs which are exercisable by one person for the first time during a particular calendar year shall not exceed $100,000. To the extent that ISOs granted to an employee exceed the limitation set forth in the preceding sentence, ISOs granted last shall be treated as NQSOs.

            (ii) No ISO may be granted under this Plan on or after the tenth anniversary of the date this Plan is adopted or the date this Plan is approved by shareholders, whichever is earlier.

            (iii) No ISO may be exercisable more than:

                  (A) in the case of an Employee who is not a Ten Percent Shareholder, within the meaning of Code Section 422, on the date the ISO is granted; ten (10) years after the date the ISO is granted; and

                  (B) in the case of an Employee who is a Ten Percent Shareholder, within the meaning of Code Section 422, on the date the ISO is granted, five (5) years after the date the ISO is granted.

            (iv) The exercise price of any ISO shall be determined by the Committee and shall be no less than:

                  (A) in the case of an Employee who is not a Ten Percent Shareholder, on the date the ISO is granted, the Fair Market Value of the Common Stock subject to the ISO on such date; and

                  (B) in the case of an Employee who is a Ten Percent Shareholder, on the date the ISO is granted, not less than 110 percent of the Fair Market Value of the Common Stock subject to the ISO on such date.

            (v) The Committee may provide that the option price under an ISO may be paid by one or more of the methods available for paying the option price of an NQSO.

            (vi) ISOs shall vest at the rate of one quarter of the total granted on each of the first, second, third and fourth anniversaries of the day of the grant, subject to satisfaction of certain conditions involving continuous periods of service or engagement.

 ARTICLE VII - GRANTS OF STOCK APPRECIATION RIGHTS TO EMPLOYEES AND CONSULTANTS
 ------------------------------------------------------------------------------

      An SAR is a right to receive, upon surrender of the right, but without payment, an amount payable in cash.

      (i) The amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. The exercise price of the SAR shall be determined by the Committee and shall not be less than the Fair Market Value of a share of Common Stock on the date the SAR is granted.

      (ii) In the case of an SAR granted in tandem with an ISO to an Employee or Consultant who is a Ten Percent Shareholder on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

      (iii) The applicable percentage and exercise price shall be established by the Committee at the time the SAR is granted.


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


      (iv) SARs shall vest at the rate of one quarter of the total granted on each of the first, second, third and fourth anniversaries of the day of the grant, subject to satisfaction of certain conditions involving continuous periods of service or engagement.

     ARTICLE VIII - GRANTS OF RESTRICTED STOCK TO EMPLOYEES AND CONSULTANTS
     ----------------------------------------------------------------------

      Restricted Stock is Common Stock of the Company that is issued to a participant at a price determined by the Committee, which price may be zero, and is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine.

     ARTICLE IX - GRANTS OF PERFORMANCE AWARDS TO EMPLOYEES AND CONSULTANTS
     ----------------------------------------------------------------------

      A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Stock (including without limitation, Restricted Stock), other securities or other Awards and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

                ARTICLE X - GRANTS OF OTHER STOCK-BASED INCENTIVE
                      AWARDS TO EMPLOYEES AND CONSULTANTS
                      -----------------------------------

      The Committee may from time to time grant Awards under this Plan that provide the participant with the right to purchase Common Stock or that are valued by reference to the Fair Market Value of the Common Stock (including, but not limited to, phantom securities or dividend equivalents). Such Awards shall be in a form determined by the Committee (and may include terms contingent upon a change of control of the Company), provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee will determine the price of any Award and may accept any lawful consideration.

                ARTICLE XI - GRANTS OF STOCK OPTIONS TO DIRECTORS
                -------------------------------------------------

      (a) Directors of the Company shall be eligible to receive NQSOs under the Plan. Each individual who agrees to become a Director shall receive, on June 30th of the first year of such service or as of the close of business thirty
(30) days following his/her election, whichever shall first occur, and without the exercise of the discretion of any person, a NQSO under the Plan relating to the purchase of 15,000 shares of Common Stock at an exercise price equal to the Fair Market Value. Thereafter, on June 30th of each year, each individual who is a continuing Director shall receive, without the exercise of the discretion of any person, a NQSO under the Plan relating to the purchase of 10,000 shares of Common Stock.

            (i) Notwithstanding the preceding, all continuing directors on June 30, 2001, shall receive, for that year only, a NQSO under the Plan relating to the purchase of 5,000 shares of Common Stock.

      (b) The exercise price of each share of Common Stock subject to a NQSO granted to a Director shall equal the Fair Market Value of a share of Common Stock on the date such NQSO is granted. The option price of a NQSO granted to a Director may be paid in accordance with Article VI (a) (i) and (ii) of the Plan.

      (c) Each automatic NQSO granted to a Director shall vest in full on the date of the grant. The NQSOs to directors shall have a term not to exceed ten
(10) years from the date of grant, or, if later, the date the Grantee becomes a Director. Notwithstanding the exercise period of any NQSO granted to a Director, all such NQSOs shall immediately become exercisable upon (i) the death of a Director while serving as such, or (ii) a Change of Control.


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


                        ARTICLE XII - EXERCISE OF OPTIONS
                        ---------------------------------

      Options granted under the Plan may be exercised by a Grantee only while the Employee, Consultant or Director is and, continuously since the date the Option was granted, has been an Employee, Consultant or Director of the Company or one of its subsidiaries, except that:

      (i) if the Grantee's termination of employment is other than for Cause, any Options held by the Grantee may be exercised, to the extent then exercisable, for a period of three months after the date of such termination of employment;

      (ii) if such termination of employment is by reason of retirement or disability, any Options held by the Grantee at the time of death or disability will be exercisable for a period of 12 months after the date of such termination of employment;

      (iii) in the event of death after  termination  of employment  pursuant to
(i) or (ii) above, the person or persons to whom the Grantee's rights are transferred by will or the laws of descent and distribution shall have a period of three years from the date of termination of the Grantee's employment to exercise any Options which the Grantee could have exercised during such period; and

      (iv) in the event of the death of an Grantee while employed, any Options then held by the Grantee shall become fully and immediately exercisable and may be exercised by the person or persons to whom the Grantee's rights are transferred by will or the laws of descent and distribution for a period of three years after the Grantee's death. In no event, however, shall any Option be exercisable after the date specified in Article VI, as applicable.

      An Option granted hereunder shall be exercisable, in whole or in part, only by written notice delivered in person or by mail to the Secretary of the Company at its principal office, specifying the number of shares of Common Stock to be purchased and accompanied by payment thereof and otherwise in accordance with the option agreement pursuant to which the Option was granted.

      In the event of a Change of Control affecting the Company, then, notwithstanding any provision of the Plan or of any provisions of any Award agreements entered into between the Company and any participant to the contrary, all Awards that have not expired and which are then held by any participant (or the person or persons to whom any deceased participant's rights have been transferred) shall, as of such Change of Control, become fully and immediately vested and exercisable and may be exercised for the remaining term of such Awards.

                         ARTICLE XIII - AWARD AGREEMENTS
                         -------------------------------

      Each Award granted under the Plan shall be evidenced by an Award agreement between the Grantee and the Company, setting forth the number of shares of Common Stock, SARs, or units subject to the Award and such other terms and conditions applicable to the Award not inconsistent with the Plan as the Committee may deem appropriate.

                          ARTICLE XIV - TAX WITHHOLDING
                          -----------------------------

      The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company or any subsidiary to withhold federal income taxes or other taxes with respect to any Award made under the Plan. Such rules and procedures may provide (i) in the case of Awards paid in shares of Common Stock, that the person receiving the Award may satisfy the withholding obligation by instructing the Company to withhold shares of Common Stock otherwise issuable upon exercise of such Award in order to satisfy such withholding obligation and (ii) in the case of an Award paid in cash, that the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the participant.


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


                    ARTICLE XV - DILUTION OR OTHER ADJUSTMENT
                    -----------------------------------------

      If the Company is a party to any merger or consolidation, or undergoes any separation, reorganization or liquidation, the Board of Directors of the Company shall have the power to make arrangements, which shall be binding upon the holders of unexpired Awards, for the substitution of new Awards for, or the assumption by another corporation of, any unexpired Awards then outstanding hereunder. In the case of any ISO, such action shall be taken only in the manner and to the extent permitted by Sections 422 and 424 of the Code. In addition, in the event of a reclassification, stock split, combination of shares, separation (including a spin-off), dividend on shares of the Common Stock payable in stock, or other similar change in capitalization or in the corporate structure of shares of the Common Stock of the Company, the Committee shall conclusively determine the appropriate adjustment in the option prices of outstanding
Options, in the number and kind of shares or other securities as to which outstanding Awards shall be exercisable, and in the aggregate number of shares with respect to which Awards may be granted. In the case of any ISO, any such adjustment in the shares or other securities subject to the ISO (including any adjustment in the Option price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code.

                           ARTICLE XVI - ASSIGNABILITY
                           ---------------------------

      No Award granted under this Plan shall be sold, pledged, assigned or transferred other than by will or the laws of descent and distribution, and Awards shall be exercisable during the Grantee's lifetime only by the Grantee.

                     ARTICLE XVII - AMENDMENT OR TERMINATION
                     ---------------------------------------

      The Board of Directors of the Company may at any time amend, suspend or terminate the Plan subject to the regulatory requirements of the United States Securities and Exchange Commission and the National Association of Securities Dealers or other applicable federal or state regulatory authority, provided, however, that no change in any Awards previously granted may be made without the consent of the holder thereof.

                       ARTICLE XVIII - GENERAL PROVISIONS
                       ----------------------------------

      (a) Common Stock acquired pursuant to the exercise of an Option under the Plan shall be subject to applicable transfer restrictions under applicable Canadian or United States federal securities laws, under the requirements of any national securities exchange or market upon which such Common Stock are then listed and/or traded, and under any blue sky or state securities laws applicable to such Common Stock. If the instrument evidencing the Option so provides, Common Stock issued on exercise of an Option granted under the Plan may upon issuance be subject to additional restrictions.

      (b) At the discretion of the Board of Directors, the Options and the shares of Common Stock received upon exercise of an Option shall be registered with the United States Securities and Exchange Commission and any applicable state securities law commission. In the absence of such registration, both the Options and the shares of Common Stock underlying the Options: 1) will be issued only pursuant to an exemption from registration; 2) cannot be sold, pledged, traded or otherwise disposed of in the absence of an effective registration statement or an opinion of counsel satisfactory to the Company that such registration is not required; 3) will bear an appropriate restrictive legend to that effect. Individuals receiving Options may be required to sign an investment letter satisfactory to the Board of Directors at the time the Options are exercised, and may be required to comply with any other requirements for an exemption under the Securities Act of 1933 and any applicable state securities law exemption.


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


      (c) The proceeds received by the Company from the sale of Common Stock, pursuant to the exercise of Options granted under the Plan, shall be added to the Company's general funds and used for general corporate purposes.

      (d) No Awards may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

      (e) No Award recipient shall have any rights as a shareholder with respect to any shares subject to Awards granted to him or her under the Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

      (f) Nothing contained in the Plan or in Awards granted thereunder shall confer upon any Employee, Consultant or Director any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his or her employment at any time.

                          ARTICLE XIX - EFFECTIVE DATE
                          ----------------------------

      The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within 12 months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan shall be null and void and the Company shall have no liability thereunder. No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.

                            ARTICLE XX - TERMINATION
                            ------------------------

      No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Article XIX, but Awards previously granted may be exercised in accordance with their terms.


Adopted June 6, 1996
As amended June 5, 1997,  June 11, 1998,
February 28, 2001 and May 1, 2003



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